Trade payables	6 Months Ended
Jun. 30, 2024
Trade payables
Trade payables

18.Trade payables

	As at
	June 30,	December 31,
(in EUR 000)	2024	2023
Payables	4,115	4,102
Invoices to be received	4,963	4,006
Total Trade payables	9,078	8,108

The increase in total trade payables of €1.0 million as at June 30, 2024 is mainly due to an increase in invoices to be received of  €1.0 million.

In order to be consistent with the current period’s presentation, in the condensed consolidated financial statement as at March 31, 2024 an immaterial correction has been made to certain comparatives on the face of the consolidated statement of financial position. Accrued expenses of €1.9 million have been reclassified from Other payables to Trade payables as at December 31, 2023 since these balances are similar in nature to Invoices to be received that are already presented as Trade payables. We refer to note 2 and 20.